Columbia Research Enhanced Core Premium Income ETF
Summary Prospectus
July 14, 2026

Ticker Symbol
RECI
Before you invest, you may want to review the Columbia Research Enhanced Core Premium Income ETF's (the Fund) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature/. You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling 800.426.3750 or by sending an email to salesinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated May 25, 2026 (as amended July 14, 2026), and current statement of additional information.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on NYSE Arca, Inc. (the Exchange).

Investment Objective
Columbia Research Enhanced Core Premium Income ETF (the Fund) seeks high income, with a secondary objective of capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions, to financial intermediaries, which are not reflected in the table and example below. If such expenses were reflected, the expenses set forth below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(a)	0.30%
Distribution and/or service (12b-1) fees	0.00%
Other expenses(b)	0.00%
Total annual Fund operating expenses	0.30%
(a)
Pursuant to the Investment Management Services Agreement with Columbia ETF Trust I on behalf of the Fund, Columbia Management Investment Advisers, LLC pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, and infrequent and/or unusual expenses.
(b)
Other expenses are based on estimated amounts for the Fund’s current fiscal year.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not shares are redeemed), and assumes that:
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you invest $10,000 in the Fund for the periods indicated,
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your investment has a 5% return each year, and
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the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs (based on estimated Fund expenses) would be:
1 year	3 years
$31	$97
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not available as of the date of this prospectus.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (ETF) that, under normal circumstances, pursues its investment objective by investing in a portfolio of stocks of U.S. large‑ and mid‑capitalization companies (those with market capitalizations in the range of the companies in the Russell 1000® Index, which ranged between $134.5 million and $4.2 trillion as of March 31, 2026), and by incorporating call option strategies. The Fund’s call option strategies include writing (selling) call options on U.S. equity market indexes or on other ETFs that passively track (or seek the investment performance of) U.S. equity market indexes, such as the S&P 500® Index and the Russell 1000® Index (each, an Options Index). The Fund seeks to generate high monthly income from premiums earned from writing (selling) call options and dividends received from the Fund’s holdings in stocks of U.S. large‑ and mid‑capitalization companies. The Fund also buys call options on Options Indexes to provide the potential for upside U.S. equity market participation when the Options Index appreciates. The Fund’s options strategies are not only intended to generate high monthly income but seek to do so by generally utilizing index options that receive favorable tax treatment under the Internal Revenue Code. The resulting Fund is designed to provide investors with high income and, secondarily, capital appreciation.

Columbia Research Enhanced Core Premium Income ETF

The portion of the Fund’s portfolio that invests in stocks of U.S. large‑ and mid‑capitalization companies does so by seeking to replicate the investment performance results, before fees and expenses, of the Beta Advantage® Research Enhanced U.S. Equity Index (the Base Equity Portfolio Index). The Base Equity Portfolio Index is comprised of a subset of the companies within the Russell 1000® Index. With a starting point of the Russell 1000® Index, the Base Equity Portfolio Index was designed using quantitative models to reflect the performance of U.S. large- and mid-cap growth and value companies through the application of a rules-based methodology that takes into account quality, value and company catalyst factors. The Fund may receive income to the extent it invests in equity securities of companies that pay dividends; however, securities are not selected based on anticipated dividend payments. The Base Equity Portfolio Index typically includes approximately 325–400 companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities included in the Base Equity Portfolio Index or any Options Index, as well as any derivative instruments relating to these indexes or their constituents. The Base Equity Portfolio Index, like the Russell 1000® Index, typically holds only common stocks. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries when the Base Equity Portfolio Index concentrates in such industry or group of industries. The Base Equity Portfolio Index is reconstituted semi‑annually.
With regard to the stock portion of the Fund’s portfolio, the Fund, while not an index fund, uses a replication strategy to track the performance of the Base Equity Portfolio Index, whereby the Fund invests in or has investment exposure to substantially all the component securities of the Base Equity Portfolio Index in approximately the same proportions as in the Base Equity Portfolio Index. However, under various circumstances, including circumstances under which it may not be possible or practicable to purchase all of the securities in the Base Equity Portfolio Index, or in the same weightings (such as when replicating the Base Equity Portfolio Index involves practical difficulties or substantial costs, a constituent security thereof becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Base Equity Portfolio Index), the Fund may purchase or have investment exposure to a sample (large or small quantity) of the securities in the Base Equity Portfolio Index in proportions expected to replicate generally the performance of the Base Equity Portfolio Index as a whole. There may also be instances in which the Fund may overweight (or underweight) a Base Equity Portfolio Index holding, purchase (or sell) instruments not in the Base Equity Portfolio Index as a substitute for one or more securities in the Base Equity Portfolio Index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the Base Equity Portfolio Index. The Fund may sell securities or other holdings that are represented in the Base Equity Portfolio Index or purchase securities or make other investments that are not yet represented in the Base Equity Portfolio Index in anticipation of their removal from or addition to the Base Equity Portfolio Index. The Base Equity Portfolio Index was developed and is sponsored and administered by the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). The Base Equity Portfolio Index is calculated and maintained by FTSE Russell.
The Fund’s call option strategies are actively managed to seek income (in the form of premiums on the options), with the level of written (sold) call options opportunistically adjusted based on the Investment Manager’s assessment of prevailing market conditions, including market volatility, and relative option premium income attractiveness. The Fund may also purchase call options. The total notional value of the written (sold) call options and the total notional value of the purchased call options may each be up to 100% of the Fund’s net assets. In general, a call option written (sold) by the Fund will give the holder (buyer) the right to buy a certain equity security(ies) at a predetermined strike price from the Fund. A premium is the income received by the writer of the option contract. In writing (selling) call option contracts, the Fund effectively sells its ability to participate in gains of the reference security(ies) beyond the predetermined strike price in exchange for the premium income received. The Fund may increase its call option‑writing activity when underlying stocks, in the Investment Manager’s view, demonstrate market price strength or an increase in implied volatility, potentially enabling enhanced premium capture by the Fund. Conversely, in strong, upward‑trending markets, written call options may limit upside return potential by capping gains above the strike price. While the Fund intends to transact in options on indexes, the Fund may also transact in options on individual stocks. The Fund may also incorporate customized or flexible option instruments, including exchange‑traded options that allow for tailored expiration dates or strike prices. These instruments can provide additional diversification in option exposures and support premium income and/or capital appreciation potential.
The Fund seeks tax efficient returns by utilizing options that are expected to receive favorable tax treatment under Internal Revenue Code rules because they are expected to qualify as “Section 1256 Contracts.” Under these rules, each Section 1256 Contract held by the Fund at year end is treated as if it were sold at fair market value on the last business day of the tax year. If the Section 1256 Contracts produce capital gain or loss, gains or losses on the Section 1256 Contracts open at the end of the year, or terminated during the year, are treated as 60% long-term and 40% short-term, regardless of how long the contracts were held.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Research Enhanced Core Premium Income ETF

Principal Risks
An investment in the Fund involves risks, including Market Risk, Active Management Risk, Derivatives Risk, Changing Distribution Level Risk,  and Base Equity Portfolio Index Correlation/Tracking Error Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management for a portion of its portfolio, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability, including relative to other ETFs.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Base Equity Portfolio Index Correlation/Tracking Error Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Base Equity Portfolio Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. In addition, the Fund bears management and other expenses and transaction costs in trading securities or other instruments, which the Base Equity Portfolio Index does not bear. The Fund, unlike the Base Equity Portfolio Index, is subject to regulatory requirements that can limit the Fund’s investments relative to what the Base Equity Portfolio Index can hold. Accordingly, the performance of the portion of the Fund seeking to track the performance of the Base Equity Portfolio will likely fail to match the performance of the Base Equity Portfolio Index, after taking expenses into account, as well as regulatory limitations. It is not possible to invest directly in an index.
Base Equity Portfolio Index Methodology and Provider Risk. A portion of the Fund’s portfolio seeks performance that corresponds to the performance of the Base Equity Portfolio Index. There is no guarantee or assurance that the Base Equity Portfolio Index will achieve high, or even positive, returns. The Base Equity Portfolio Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk of errors in Base Equity Portfolio Index computation, construction and reconstitution, despite any of the procedures designed to prevent such occurrences and due diligence conducted by the index provider. Errors may result in a negative performance impact to the Fund and its shareholders. The Base Equity Portfolio Index is owned and was developed by Columbia Management.
Changing Distribution Level Risk. The Fund normally expects to receive income from its derivatives strategies as well as interest, dividends and/or capital gains from its investments in stocks, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio transactions and holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful, and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying

Columbia Research Enhanced Core Premium Income ETF

reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while potentially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while potentially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Dividend Capture Strategy Risk. The Fund’s strategy may involve frequent trading, and the transaction costs associated with such trading activity may negatively impact the Fund's performance. Companies that have paid or are expected to pay dividends are not required to continue to pay dividends. Therefore, no assurance can be given that the companies in which the Fund invests will continue to pay dividends at the rates anticipated by the adviser or at all, which could negatively impact the Fund's yield and total return.
Early/Late Close/Trading Halt Risk. An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
Equity Securities Risk. Equity securities may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies, particularly with respect to the derivatives portion of the Fund’s portfolio. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund's after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Columbia Research Enhanced Core Premium Income ETF

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs.
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Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
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Mid-Cap Stock Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs.
New Fund Risk. The Fund is a newly formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.

Columbia Research Enhanced Core Premium Income ETF

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Passive Investment Risk. A portion of the Fund’s portfolio is not actively managed and may be affected by a general decline in market segments related to the Base Equity Portfolio Index’s investment exposures. Within the passively managed portion of the Fund's portfolio, the Fund invests in securities or instruments included in, or believed by the portfolio managers to be representative of, the Base Equity Portfolio Index regardless of their investment merits. The passively managed portion of the Fund's portfolio does not seek temporary defensive positions when markets decline or appear overvalued.
Quantitative Models Risk. Quantitative models used by the Base Equity Portfolio Index may not be effective in selecting the most favorable securities for inclusion in the Base Equity Portfolio Index and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors, including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that group of industries or economic sector.
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Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Columbia Research Enhanced Core Premium Income ETF

Performance Information
The Fund is new as of the date of this prospectus and therefore performance information is not available.
When available, the Fund intends to compare its performance to the performance of the Russell 1000® Index, as well as the ICE BofA 3-Month U.S. Treasury Bill Index.
When available, updated performance information can be obtained by calling toll-free 800.426.3750 or visiting columbiathreadneedleus.com/etfs.
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Co-Portfolio Manager	July 2026
Corey Lorenzen, CFA	Senior Portfolio Manager	Co-Portfolio Manager	July 2026
Christopher Lo, CFA	Senior Portfolio Manager	Co-Portfolio Manager	July 2026
Henry Hom, CFA	Senior Portfolio Manager	Co-Portfolio Manager	July 2026
Jason Wang, CFA	Portfolio Manager	Co-Portfolio Manager	July 2026
Purchase and Sale of Fund Shares
The Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with the Fund's distributor that governs transactions in Fund creation units) in large blocks of shares, typically 50,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund.
Individual shares may only be purchased and sold on secondary markets through a financial intermediary, such as a broker-dealer or a bank. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask) when buying or selling shares in the secondary market (the bid/ask spread). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at columbiathreadneedleus.com/etfs.
Tax Information
Distributions you receive from the Fund are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, qualified dividend or return of capital and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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